UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/01/2007

MONITRONICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-110025

Texas	742719343
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2350 Valley View Lane, Suite 100, Dallas, Texas 75234
(Address of principal executive offices, including zip code)

(972) 243-7443
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 3.03.    Material Modifications to Rights of Security Holders

The information set forth in Item 8.01 of this Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 8.01.    Other Events

On June 4, 2007, Monitronics International, Inc. (the "Company") announced the determination of the pricing for its previously announced cash tender offer to purchase any and all of the outstanding 11 3/4% Senior Subordinated Notes due 2010 (the "Notes") (CUSIP No. 609453AE5) of the Company and the receipt of the requisite consents to adopt the proposed amendments to the indenture governing the Notes (the "Indenture") pursuant to the related consent solicitation. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated May 18, 2007 and the related Letter of Transmittal and Consent.

The Company issued a press release announcing the determination of the pricing for its previously announced tender offer and the receipt of the requisite consents to adopt the proposed amendments to the Indenture on June 4, 2007, a copy of which is filed as Exhibit 99.1, and is incorporated by reference herein.

The Company and its subsidiaries guaranteeing the Notes and the trustee have entered into a supplemental indenture (the "Third Supplemental Indenture") as of June 1, 2007 giving effect to the proposed amendments to the Indenture, a copy of which is filed as Exhibit 4.1 and incorporated by reference herein. The Third Supplemental Indenture will only become effective upon the acceptance for payment pursuant to the Offer to Purchase of all Notes validly tendered and not withdrawn at or prior to midnight, New York City time, on Friday, June 15, 2007.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

4.1    Third Supplemental Indenture, dated as of June 1, 2007, by and among Monitronics International, Inc., the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A.

99.1   Press Release dated June 4, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONITRONICS INTERNATIONAL, INC.

Date: June 04, 2007	By:	/s/ Michael R. Meyers
Michael R. Meyers
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-4.1	Third Supplemental Indenture, dated as of June 1, 2007, by and among Monitronics International, Inc., the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A.
EX-99.1	Press Release dated June 4, 2007